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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        November 16, 1999
                                                 -------------------------------


                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


    California                        0-20803                    74-2644120
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 (State or other                    (Commission               (I.R.S. Employer
  jurisdiction                      File Number)             Identification No.)
of incorporation)


1122 Capital of Texas Highway South, Austin, Texas                 78746
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        (512) 328-1112
                                                    ----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 4. Changes in Registrant's Certifying Accountant.

         In connection with IXC Communications, Inc.'s ("IXC") merger with BroadWing Inc. on November 16, 1999, IXC dismissed its accountants, Ernst & Young LLP and replaced them with PricewaterhouseCoppers LLP, BroadWing's existing accountants. IXC's Board of Directors approved the change in accountants.

         Ernst & Young LLP's reports on IXC's financial statements for the years ended December 31, 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. During the years ended December 31, 1998 and 1997 and the subsequent interim period through November 16, 1999, IXC has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved in favor of Ernst & Young LLP would have caused them to make reference to the subject matter of the disagreement with their report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) EXHIBIT

            16.1 Letter of Ernst & Young LLP re: Change in certifying accountants


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IXC Communications, Inc.

Dated: November 23, 1999                     By: /s/ JEFFREY C. SMITH
                                                 -------------------------------
                                                 Jeffrey C. Smith
                                                 Chief Legal and Administrative
                                                 Officer


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                                 EXHIBIT INDEX

         Exhibit
         Number             Description
         -------            -----------
          16.1              Letter of Ernst & Young LLP re: Change in certifying
                            accountant